UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 4, 2023

Boyd Gaming Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6465 South Rainbow Boulevard
Las Vegas, Nevada 89118
(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BYD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure set forth under Proposal 1 in Item 5.07 is incorporated herein by reference.

Item 5.07.      Submission of Matters to a Vote of Security Holders.

At the 2023 Annual Meeting of Stockholders (the "Annual Meeting") of Boyd Gaming Corporation (the "Company"), held on May 4, 2023, the following proposals were voted on by the Company’s stockholders, as set forth below:

Proposal 1.              Election of Directors.

	Votes For	Votes Withheld	Broker Non-Votes
John R. Bailey	89,037,395	2,861,500	6,043,925
William R. Boyd	83,675,395	8,223,500	6,043,925
Marianne Boyd Johnson	86,557,890	5,341,005	6,043,925
Keith E. Smith	89,973,622	1,925,273	6,043,925
Christine J. Spadafor	83,222,947	8,675,948	6,043,925
A. Randall Thoman	90,832,256	1,066,639	6,043,925
Peter M. Thomas	86,581,784	5,317,111	6,043,925
Paul W. Whetsell	88,843,415	3,055,480	6,043,925

Each of the director nominees was elected to serve as a director until the 2024 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Proposal 2. Ratification of the Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstain
94,834,209	1,365,296	1,743,315

The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm was ratified.

Proposal 3. Advisory Vote on Executive Compensation.

Votes For	Votes Against	Abstain	Broker Non-Votes
86,942,108	4,722,173	234,614	6,043,925

The compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, was approved, on an advisory basis.

Proposal 4. Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
50,732,726	1,589,432	39,483,817	92,920	6,043,925

The option of holding the advisory vote on executive compensation every year was approved, on an advisory basis, by a majority of the votes cast on the proposal.

Consistent with the stated preference of a majority of the Company’s stockholders, the Board of Directors determined that it will include an advisory stockholder vote on executive compensation in its proxy materials every year until the next advisory vote on the frequency of stockholder votes on executive compensation, which is required to occur no later than the Company’s 2029 Annual Meeting of Stockholders.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2023	BOYD GAMING CORPORATION
By: /s/ Lori M. Nelson
Lori M. Nelson
Senior Vice President Financial Operations and Reporting and Chief Accounting Officer

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